UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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Nextracker Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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______________________________________________________________________

Your **Vote** Counts!

NEXTRACKER INC.

2025 Annual Meeting
Vote by August 17, 2025
11:59 PM ET

NEXTRACKER INC.
6200 PASEO PADRE PARKWAY
FREMONT, CA 94555

V76448-P35523

You invested in NEXTRACKER INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 18, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 4, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

August 18, 2025
9:00 a.m. Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/NXT2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	The election of each of Nextracker's nominees for director to hold office until the 2028 Annual Meeting of Stockholders; **Nominees:** 01) Jeffrey Guldner 02) Monica Karuturi 03) Brandi Thomas	For
2.	The ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026; and	For
3.	The approval, on an advisory basis, of the compensation of our named executive officers.	For

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V76449-P35523